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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 28, 1998

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

                                ----------------

      (Exact name of registrant as specified in its governing instruments)

          Delaware                  333-48943                56-1643598
      ----------------           ----------------         ----------------
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                   Identification No.)

                             One First Union Center
                     Charlotte, North Carolina  28228-0600
                             ----------------------
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (704) 374-6828

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Item 1, Items 3 through 6, and Items 8 and 9 are not included because they are not applicable.

Item 2.  Acquisition or Disposition of Assets.

     On May 28, 1998, a single series of mortgage pass-through certificates, entitled First Union - Lehman Brothers - Bank of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1 and dated as of May 1, 1998, among First Union Commercial Mortgage Securities, Inc. as depositor (the "Registrant"), First Union National Bank as master servicer, CRIIMI MAE Services Limited Partnership as special servicer and Norwest Bank National Association as trustee. The Certificates consist of eighteen classes (each, a "Class") of Certificates, seven of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class IO Certificates" (collectively, the "Offered Certificates"); and ten of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 664 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of May 1, 1998 (the "Cut-off Date") of $3,408,048,239. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Two hundred seventy-three (273) of the Mortgage Loans (the "Lehman Loans") were acquired by the Registrant from an affiliate of Lehman Brothers Inc. (the "Lehman Seller"), two hundred seventy-one (271) of the Mortgage Loans (the "FUNB Loans") were acquired by the Registrant from First Union National Bank ("FUNB Seller") and one hundred and twenty (120) of the Mortgage Loans (the "Bank of America Loans") were acquired by the Registrant from Bank of America NT&SA ("Bank of America Seller" and together with the Lehman Seller and the FUNB Seller, the "Sellers") pursuant to three Mortgage Loan Purchase Agreements, each dated as of May 1, 1998 (the "Purchase Agreements"), between the Registrant and each of the Sellers. The purchase prices (collectively the "Purchase Price") for the Lehman Loans, the FUNB Loans and the Bank of America Loans paid by the Registrant to the Sellers was $1,774,790,381, $1,391,988,263 and $343,641,549, respectively. The source of funds for payment of the Purchase Price was the proceeds derived from the sale of the Certificates by the Registrant to Lehman Brothers Inc. ("LBI") and First Union Capital Markets, a division of Wheat First Securities ("First Union") pursuant to an Underwriting Agreement, dated as of May 21, 1998 (the "Underwriting Agreement"), among the Registrant, LBI and First Union (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated as of May 28, 1998, among the Registrant, LBI and First Union (pertaining to the Private Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of First Union. On May 28, 1998, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.

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     The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 11, 1998, and the Prospectus Supplement, dated May 21, 1998, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

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Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements - Not Applicable

     (b)  Pro Forma Financial Information - Not Applicable

     (c)  Exhibits


           1.1      Underwriting Agreement, dated as of May 28, 1998, among
                    First Union Commercial Mortgage Securities, Inc., Lehman
                    Brothers Inc. and First Union Capital Markets.

           4.1 Pooling and Servicing Agreement, dated as of May 1, 1998, among First Union Commercial Mortgage Securities, Inc. as depositor, First Union National Bank as master servicer, CRIIMI MAE Services Limited Partnership as special servicer, and Norwest Bank National Association as trustee.

           99.1     Mortgage Loan Purchase Agreement, dated as of May 1,
                    1998, between First Union Commercial Mortgage Securities,
                    Inc. and Lehman Brothers Holdings Inc.

           99.2     Mortgage Loan Purchase Agreement, dated as of May 1,
                    1998, between First Union Commercial Mortgage Securities,
                    Inc. and First Union National Bank


           99.3     Mortgage Loan Purchase Agreement, dated as of May 1,
                    1998, between First Union Commercial Mortgage Securities,
                    Inc. and Bank of America NT&SA.

           99.4     Tax Opinion of Willkie Farr & Gallagher dated May 28,
                    1998.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FIRST UNION COMMERCIAL MORTGAGE
                               SECURITIES, INC.

                               By:  /s/ Brain Simpson
                                  -----------------------------------
                                  Name:   Brian Simpson
                                  Title:  Senior Vice President




Dated:  May 28, 1998



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                                 EXHIBIT INDEX

The following exhibits are being filed herewith:


 Exhibit No.       Description
-----------        -----------
   1.1              Underwriting Agreement, dated as of May 28, 1998, among
                    First Union Commercial Mortgage Securities, Inc., Lehman
                    Brothers Inc. and First Union Capital Markets.

   4.1 Pooling and Servicing Agreement, dated as of May 1, 1998, among First Union Commercial Mortgage Securities, Inc. as depositor, First Union National Bank as master servicer, CRIIMI MAE Services Limited Partnership as special servicer, and Norwest Bank National Association as trustee.

   99.1             Mortgage Loan Purchase Agreement, dated as of May 1,
                    1998, between First Union Commercial Mortgage Securities,
                    Inc. and Lehman Brothers Holdings Inc.

   99.2             Mortgage Loan Purchase Agreement, dated as of May 1,
                    1998, between First Union Commercial Mortgage Securities,
                    Inc. and First Union National Bank

   99.3             Mortgage Loan Purchase Agreement, dated as of May 1,
                    1998, between First Union Commercial Mortgage
                    Securities, Inc. and  Bank of America NT&SA.

   99.4             Tax Opinion of Willkie Farr & Gallagher dated May 28,
                    1998.


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